MP 63 FUND, INC.
                        SUPPLEMENT DATED JANUARY 26, 1999
                       TO PROSPECTUS DATED JANUARY 8, 1999


         The Fund will have an initial subscription period during which all subscriptions for the purchase of shares will be deposited in an interest-bearing account at Star Bank, N.A., the Fund's Custodian. The Fund's assets will be invested on February 28, 1999 or when the Fund has accumulated subscriptions for shares of at least $10 million, whichever comes first. Each subscriber's pro rata share of the interest earned in the escrow account will be used to purchase additional full or fractional shares of the Fund. The Fund's initial purchase price during this subscription period is $10.00 per share.